Investor Meetings August 4-6, 2003

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company's Roundup herbicide; the accuracy of the company's estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the effect of weather conditions and commodity markets on the agriculture business; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the company's ability to continue to manage its costs; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the company's ability to obtain payment for the products that it sells; the company's ability to achieve and maintain protection for its intellectual property; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, regulatory compliance (including seed quality), environmental contamination and antitrust; the company's ability to fund its short-term financing needs; general economic and business conditions; political and economic conditions due to threat of future terrorist activity and related military action; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this presentation. The company disclaims any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise. Forward-Looking Statements

Highlights Continued leadership in Roundup Growing biotechnology business Leadership position in genomics and seeds Ongoing commitment to the broadest and deepest pipeline in the industry Conservative growth assumptions during a challenging transition period Monsanto Continues to Transform Agriculture

Overview of Monsanto 2002 Sales Seeds & Genomics Ag Productivity East 32 68 Ag Productivity 66% Seeds and Genomics 34% $4.7 billion Leading global position in seeds and biotech traits "Best in Class" genomics platform Roundup herbicide - No. 1 in market share Other selective herbicides Animal agriculture Lawn-and- garden business

Bayer/Aventis Syngenta Monsanto DuPont/Pioneer BASF Dow/Rohm & Haas Sumitomo FMC Ag Chem 6.09 5.385 3.8 1.922 3.114 2.627 0.733 0.653 Biotech / Seed 0.235 0.938 1.7 1.8 0.215 6.3 6.3 5.5 3.8 3.1 2.8 0.7 0.7 ($ billions) 2001 Revenues ($ billions) $6.3 $0.7 $0.7 $2.8 $3.1 $3.8 $5.5 $6.3 Crop Protection Industry Consolidation Driven By Lower Returns and Fewer Innovations Ciba Geigy ICI Rhone-Poulenc Bayer DuPont Dow Elanco Monsanto Sandoz Hoechst BASF Schering Am Cy Shell Sumitomo Rohm & Haas FMC Ag Chem 2.924 2.076 1.96 1.934 1.79 1.57 1.551 0.807 1.355 1.226 0.918 0.9 0.78 0.43 0.361 0.43 Seed 0.149 0.245 0.027 0.02 0.666 0.045 Total 3.073 2.321 1.987 1.934 1.79 1.59 1.551 1.472 1.4 1.222 0.918 0.82 0.803 0.445 0.361 0.43 Source: Phillips McDougall $3.1 $2.3 $2.0 $1.9 $1.8 $1.6 $1.6 $1.4 $1.2 $0.9 $0.9 $0.8 $0.4 $0.4 $0.4 $1.5 1991 Revenues

Source: Phillips McDougall, Monsanto estimates Monsanto's Seed and Trait Investments Align with the Future of Agriculture Industry Gross Profit Pool ($ billions) $13.4 $11.8 $4.3 $6.1 $17.7 $17.9 $0 $5 $10 $15 $20 2000 2004F Biotech / Seed $1.8 B Gross Profit Gain Ag Chem $1.6 B Gross Profit Loss Monsanto Rest of Industry Average Ag Chem 20% Biotech and Seed 80% Biotech and Seed 30% Ag Chem 70% R&D Allocation

2001 2002 2003F Seeds and Traits 900 850 1050 All Other Products 600 500 550 Roundup 1200 850 750 Total 2700 2200 2350 Gross profit ($ millions) Seeds and Traits Transition Well Under Way in 2003 Trait acreage growth continues, particularly in Roundup Ready corn and stacked traits Global leadership in Roundup, although gross profit declines from expected share and pricing losses in U.S. post-patent Genomics and advanced breeding techniques continue to improve seed leadership position Assumes no new Brazilian or European approvals of biotech traits $2,700 $2,200 $2,350

Strong Share Positions Enable Rapid Adoption of Monsanto Technology Source: Doane Market Research U.S. Corn Seed Market Shares U.S. Soy Seed Market Share 2001 2002 2003F 2001 2002 2003F Branded 0.205 0.202 0.19 0.93 0.96 0.98 Licensed 0.11 0.12 0.12 2001 2002 2003F 2001 2002 2003F Branded 0.101 0.121 0.13 0.46 0.6 0.77 Licensed 0.33 0.33 0.33 Trait Penetration in Monsanto Brands Market Share Trait Penetration in Monsanto Brands Market Share

Soybeans - Asgrow Cotton Wheat - PBIC Description #2 brand in the U.S. #1 in Latin America #1 brand in the U.S. #1 trait provider in the U.S. #1 brand in Europe Corn - DEKALB Crop / Brand Global Seed Strategy Designed To Expedite Future Trait Launches Largest U.S. provider of corn germplasm to regional seed companies Corn - Holden's

Success in biotech is function of: Breakthrough technology that provides a step- change in performance Branded seed "storefront" and broad licensing accelerates market access and trait penetration Stacking provides growers more flexibility in managing both insects and weeds Regulatory expertise that ensures consistent and efficient approval processes Biotechnology Continues To Grow from Existing Traits U.S. Planted Biotech Acres Acres planted with Monsanto technology (millions) 1996 1997 1998 1999 2000 2001 2002 2003F Soybeans 1.2 7.9 29.1 40.5 45 54.8 60 62 Corn 0 2.3 12.3 17.5 17.3 18.9 26 31.7 Cotton 1.8 2.7 4.8 8.2 9.6 11.2 10.4 10.2 Canola 0 0 0 0.2 0.7 0.9 0.9 0.9 Source: Monsanto estimates

Opportunity for Corn Trait Growth Is Significant Source: Sparks 42% 25% 16% 36% 6% 26% 27% 35% 30% 22% 38% 48% 51% 49% 49% 3% 33% 39% 24% 53% 32% 37% 36% 36% 25% 38% 5% 2002 biotech trait penetration of total cultivated corn acres 15% or Less 16% - 30% 31% - 45% 45% or Greater

Grower Benefits 90%+ grower satisfaction No. 1 reason farmers use Roundup Ready corn is better weed control Growers place $9.20 more value per acre than conventional systems reducing their cost by 5% Future ?50% growth in acres from 2001 Penetration of 20M acres in crop year 2005 would result in a reduction of traditional corn herbicides by 10M acres Monsanto's U.S. corn herbicide share would increase from 18% today to 24% in 2005 Roundup Ready Corn Broadens Our Potential in Corn Market Un-treated weedy check Roundup Ready corn treated with Roundup 1998 1999 2000 2001 2002 2003 Roundup Ready corn acres (including stacks) 0.9 2.1 2.7 4.6 7.8 11.6 Competitors U.S. Roundup Ready Corn Acre Growth

Control YieldGard Rootworm YieldGard Rootworm Technology a Breakthrough for Corn Growers Opportunity 32 million U.S. acres infested; 15 million currently treated Commercial Strategy First to market: Launch 2003 Average grower price range of $14-$19/acre $1 to $3 increase above current premium corn rootworm insecticides Broad licensing and moving rapidly into value-added stacked traits Benefits* Superior pest control and higher yields Increases producer efficiency Reduces insecticide use and exposure Preserves beneficial insects and environment * Dr. Marlin Rice, Iowa State University Yield Advantage Per Acre YieldGard Rootworm Leading Insecticide 0 5 10 15 20 12.2 bushels per acre advantage

YieldGard II Corn Borer Raises the Performance Bar Opportunity Second-generation corn borer trait YieldGard corn borer on ~20 million acres in United States in 2003 Benefits Preserves viability of trait for long- term grower use Broadens spectrum of control, improves efficacy Reduces insecticide use Reduces secondary infections from fungi after insect damage 1 2 3 4 5 6 7 8 9 10 YieldGard I Fall Armyworm Leaf Damage Rating (0-9) Untreated Control YieldGard II Events Untreated Control YieldGard II

Trait Stacking Is One-Stop Shopping for Farmer; Incremental Margin for Monsanto 1999 2000 2001 2002 2003F Stacked Traits 0 0.8 11.8 15.4 33 Single Trait 33.1 37.7 38.5 49.1 44 Non-Trait 66.9 61.5 49.8 35.5 23 Branded Corn Seed Portfolio Mix 2003F: 75% - 80% of Monsanto branded corn seed will carry at least one trait 30% - 35% of Monsanto branded corn seed will be stacked

U.S. Cotton Trait Stacking Is a Bellwether for Corn Trait Stacking U.S. Corn Trait Acres Acres planted with Monsanto corn technology (millions) 1998 1999 2000 2001 2002 2003F Roundup Ready corn 0.9 2.1 2.6 3.4 5.6 6.5 YieldGard corn borer and rootworm 11.4 15.4 14.6 14.3 18.2 20.1 Stacked corn 0 0 0.1 1.2 2.2 5.1 Source: Monsanto estimates U.S. Cotton Trait Acres 1998 1999 2000 2001 2002 2003F Roundup Ready cotton 2.1 3.8 4.6 5.1 5.2 4.5 Bollgard I & II cotton 2 2 1.1 0.5 0.3 0.3 Stacked cotton 0.7 2.4 4.1 5.6 4.8 5.4 Stacked corn 1.2 2.2 5.1 Acres planted with Monsanto cotton technology (millions) Value proposition most apparent in stacked traits Rapid penetration of technology demonstrates value, cost and yield advantages for growers Monsanto branded corn seed containing a stacked trait doubled from last year to more than 30% Overall corn traits grew 22% from last year; stacked traits grew 132%

Roundup Brand Leadership Driven by Continuous Innovation 1975 1980 1985 1990 1995 2000 2005 Weather MAX Ultra MAX Classic Ultra Roundup DRYpak Rodeo D-Pak Accord 2003 U.S. Market Expectations: Overall glyphosate market growth in low- to mid-teens to a potential of 56M gallons; Monsanto U.S. branded volume of 40M gallons Continued competitive pricing environment Aggressive market share defense with year-end brand share in low 70s Bulk tank distribution remains key competitive advantage

Year-to-Date Results Are Encouraging Market conditions have improved Industry has recovered somewhat from 2002 drought in U.S. Latin American market improving, but not yet stable Monsanto actions have improved operations and financial results Latin American actions improved operations in highly competitive market Strategic management of Roundup good in third year off patent Transition to seeds and traits strong First-half EPS exceeded guidance; free cash flow generation strong Dividend increase and share repurchase announced

$1.30 - $1.40* 36% - 38% range $250M - $300M Key Metrics for Calendar Year 2003: Emphasis on Delivering Both Earnings and Cash $350M - $400M*** 25% - 27% range Q1 Actual: ** $0.23 Q2 Actual: $1.12 YTD Actual: $1.35 Earnings Per Share Free Cash Flow Receivables as % of Sales Inventories as % of Sales Capital Expenditures * Excludes $(0.05) per share effect of accounting change for asset retirement obligations (FAS143) ** Includes $(0.05) per share effect of accounting change for asset retirement obligations (FAS143) *** Please see slide 20 for reconciliation to Projected Calendar Year Consolidated Cash Flows Calendar Year 2003 Targets

Reconciliation of Projected Calendar Year Consolidated Cash Flows $ Millions 2003 Projected Free Cash Flow Full-Year Ended Dec. 31, 2003 Net Cash Provided by Operations $530 - $560 Net Cash Required by Investing Activities $(180) - $(160) Projected Free Cash Flow for 2003 $350 - $400

1996 1999 2002 * Share of U.S. Grower Input Costs: seeds, traits, herbicides, insecticides (includes all Monsanto herbicides, branded and licensed technologies sold by other seed companies) ** Monsanto traits only for cotton (no Monsanto branded seeds) U.S. Seed and Trait Expansion Has Allowed Monsanto to Earn Larger Share of Grower Purchases 8% 42% 52% Soybeans Monsanto Share* All Other: Non Monsanto Monsanto Herbicide Monsanto branded seed and traits Monsanto traits sold by others East 92.1 7 0.7 0.2 All Other - Non Monsanto Monsanto Herbicide Monsanto Branded Seed & Trait Monsanto Traits Sold by Others 2002 58 19.2 15.1 7.7 Cotton ** 10% 31% 45% Monsanto Share* All other Chem Seed traits Sold by others East 90 3 0 7 All other Chem Seed traits Sold by others East 69 11 0 20 All other Chem Seed traits Sold by others East 55 18 0 27 Source: Monsanto, industry estimates All other (non-Monsanto) inputs Monsanto branded seed and traits Monsanto herbicide Monsanto traits sold by others Corn 7% 17% 19% Monsanto Share* All other Chem Seed traits East 92.7 7.2 0 0 All other Chem Seed traits Sold by others East 83 7.6 7.6 2.2 All other Chem Seed traits Sold by others East 81 8.9 6.7 3.1